================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: February 27, 1998

================================================================================

Exact Name of Registrant               Commission             I.R.S. Employer
as Specified in Its Charter            File Number            Identification No.
---------------------------            -----------            ------------------
Hawaiian Electric Industries, Inc.       1-8503                   99-0208097
Hawaiian Electric Company, Inc.          1-4955                   99-0040500

================================================================================

                                State of Hawaii
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                  900 Richards Street, Honolulu, Hawaii 96813
        ----------------------------------------------------------------
             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:

               (808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)
               (808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

                                     None
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


================================================================================

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

HEI Exhibit 13.1     Pages 25 to 66 of HEI's 1997 Annual Report to Stockholders

HECO Exhibit 13.2    Pages 2 to 34 and 36 of HECO's 1997 Annual Report to
                     Stockholder



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.         HAWAIIAN ELECTRIC COMPANY, INC.
                      (Registrant)                            (Registrant)


 /s/ Robert F. Mougeot                     /s/ Paul Oyer
----------------------------------         -----------------------------------
Robert F. Mougeot                          Paul A. Oyer
Financial Vice President and               Financial Vice President and
 Chief Financial Officer of HEI             Treasurer of HECO
(Principal Financial Officer of HEI)       (Principal Financial Officer of HECO)

Date:  February 27, 1998                   Date:  February 27, 1998

                                       1